UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

Mairs and Power
Balanced Fund, Inc.

Semi-Annual
Report

June 30, 2010

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

  August 19, 2010

Second Quarter Results

After starting out relatively strong, early second quarter stock market gains quickly became losses as investors became increasingly concerned about the durability of the economic recovery. Conversely, a rising level of uncertainty worked in favor of strengthening the bond market. Because the overall Balanced Fund portfolio was tilted toward stocks (57% of assets as of 6/30/2010), the Fund experienced a disappointing negative return of -5.4% for the second quarter. This compares with a similar return for the benchmark composite index (60% Standard & Poor's 500 and 40% Barclay's Capital Gov't/Credit Bond Index). Comparable returns for the Dow Jones Industrial Average and Standard & Poor's 500 Stock Index were -9.4% and -11.4%, respectively, while the Barclay's Capital Gov't/Credit Bond Index turned in a 3.9% return. The Fund did modestly better than a peer group Lipper Balanced Funds Index, which produced an average negative return of -6.3%.

Second quarter weakness nearly offset first quarter gains resulting in a slightly positive first half return of 0.3% for the Fund. Comparable returns for the DJIA and S&P 500 were less favorable at -5.0% and -6.7%, respectively, while the Barclay's Capital Gov't/Credit Bond Index showed a 5.5% return. The Fund did better than the peer group Lipper Balanced Funds Index which turned in an average negative return of -2.7% for the period.

Recently reported second quarter economic growth, as measured by Gross Domestic Product, came in at 2.4% (preliminary basis) compared to a first quarter gain of 3.7% (revised). Consumer spending continued to be the major area of disappointment, showing modest growth of only 1.6%. Business spending remained strong, showing a surprising 17.0% rate of growth. Government spending was also a positive contributor during the period. Corporate earnings continued to be a bright spot, increasing at an estimated rate of 25% or more, a result of productivity gains and a growing contribution from foreign sources.

Interest rates continued to trend lower in response to expansionary Fed policy and a deteriorating level of confidence in the direction of the domestic economy. Because short-term interest rates have been at historically low levels for some time, most of the recent decline occurred at the longer end, resulting in a general flattening over the entire length of the interest rate curve. This has resulted in a very positive environment for the bond market.

TO OUR SHAREHOLDERS (continued)

As one might expect, the recent weakness in the stock market due to economic concerns has been most pronounced in the more cyclically sensitive industry groups, while less sensitive groups have held up much better. In this regard, such sectors as basic industries (building products, chemicals, metals & mining and paper & forest products), consumer cyclicals (automotive, household durables and retail) and technology (communications equipment, electronic equipment & instruments and internet software & services) performed the worst, while consumer staples (food, beverage and household products), certain areas of health care (life sciences and technology) and utilities did the best. Among holdings in the Fund, Sturm, Ruger (+19.5%), Hershey (+12.06%), TCF Financial (+4.2%), Valspar (+2.2%) and General Mills (+0.4) performed best, while BP p.l.c (-49.4%), SUPERVALU (-35.0%), Baxter Int'l (-30.2%), Lincoln National (-21.0%) and General Electric (-20.8%) fared the worst.

Future Outlook

While many economic indicators have shown recent weakness, we remain confident that the overall U. S. economy will continue to grow, albeit at a reduced rate in the second half, and on into 2011, thus avoiding a "double dip" recession. This assumes, however, that major less developed foreign economies (Brazil, China, India, Indonesia and Mexico) continue to show above average rates of growth in the 5-10% range, because export demand will become a more important factor in helping the U. S. economy continue on a slow growth path. Growth in some of the more important developed economies, mainly in Europe, could also surprise on the upside similar to the second quarter when results exceeded overly pessimistic forecasts.

Important indicators suggesting that the domestic economy may not be as bad as some economists make it out to be include automobile sales, private sector job growth and various manufacturing and services indexes. Business spending also seems likely to continue out-pacing consumer spending in light of competitive pressures both here and abroad, the need to replenish inventories and the fact that corporations have plenty of cash to spend. While consumer spending may remain subdued until the overall employment picture improves, some modest growth seems likely in response to government support programs and wage and benefit increases.

Although corporate earnings growth will likely slow from the torrid rate in recent periods (25%+ estimated for the second quarter), growth could remain above average for a number of quarters to come. Such factors as continuing productivity improvement, faster foreign growth, and favorable currency exchange rates should all benefit reported corporate earnings.

TO OUR SHAREHOLDERS (continued)

In light of the increasingly expansionary nature of Fed policy, together with the narrowing of yield spreads that has already taken place, it is difficult to see bond market fundamentals getting much better. However, the forces that brought us to this point could remain in place for some time until economic growth and/or the rate of inflation begins to pick-up.

Prospects for the stock market seem much better, considering the outlook for corporate earnings together with the historically low level of interest rates. Valuation levels also appear quite reasonable (14 x estimated 2010 S&P 500 earnings), especially when compared with other similar past periods. Finally, volatility seems likely to remain relatively high given the increasing presence of computerized trading programs and shorter time horizons for many investors.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Vice President and Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  June 30, 2010

Ten years of investment performance (through June 30, 2010)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2010

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	17.86%	3.08%	5.04%	9.19%
S&P 500(1)	14.43%	-0.79%	-1.59%	7.67%
Composite Index(2)	12.88%	1.94%	1.94%	7.77%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

(2)  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  June 30, 2010

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison
MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$55.03
Expense Ratio	0.82%[1]
Portfolio Turnover Rate	3.11%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

3M Co.	3.4%
Emerson Electric Co.	2.7
Valspar Corp.	2.5
Baxter International Inc.	2.2
Pentair, Inc.	2.2
United Parcel Service, Inc., Class B	2.1
Honeywell International Inc.	2.1
Wells Fargo & Co.	2.0
H.B. Fuller Co.	1.9
ConocoPhillips	1.7

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 40.6%
Corporate Bonds	36.2%
Federal Agency Obligations	2.2
Asset Backed Securities	1.9
Convertible Corporate Bonds	0.3
Common Stocks 57.2%
Financial	10.2
Health Care	7.2
Technology	6.6
Energy	6.3
Basic Industries	5.9
Capital Goods	5.3
Consumer Staple	5.2
Diversified	4.5
Consumer Cyclical	2.8
Transportation	2.1
Utilities	0.6
Industrial	0.5
Short-term Investments 2.2%[4]	2.2
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2010.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 40.6%
	FEDERAL AGENCY OBLIGATIONS 2.2%
$500,000	Federal Home Loan Mortgage Corp.	6.050%	08/22/22	$531,970
500,000	Federal National Mortgage Association	5.250%	11/19/24	500,392
500,000	Federal National Mortgage Association	5.000%	12/30/24	508,148
500,000	Federal National Mortgage Association	5.250%	01/14/25	500,697
500,000	Federal Home Loan Mortgage Corp.	5.000%	04/23/25	501,037
500,000	Federal Home Loan Mortgage Corp.	5.000%	05/19/25	506,550
				3,048,794
	CORPORATE BONDS 36.2%
	CONSUMER CYCLICAL 0.8%
500,000	Best Buy Co., Inc.	6.750%	07/15/13	559,249
500,000	Deluxe Corp.	7.375%	06/01/15	496,250
				1,055,499
	FINANCIAL 24.7%
250,000	Bear Stearns Co., Inc.	5.850%	07/19/10	250,366
500,000	Textron Financial Corp.	5.125%	02/03/11	505,309
250,000	General Motors Acceptance Corp.	7.250%	03/02/11	252,666
500,000	Nationwide Life Global (a)	5.350%	03/15/11	508,124
250,000	Household Finance Corp.	6.375%	10/15/11	261,266
500,000	Nationwide Financial Services	6.250%	11/15/11	524,676
500,000	American Express Travel (a)	5.250%	11/21/11	519,512
200,000	Ford Motor Credit Co.	7.000%	11/26/11	198,043
500,000	Lincoln National Corp.	6.200%	12/15/11	527,223
250,000	General Motors Acceptance Corp.	7.000%	02/01/12	250,825
500,000	SunTrust Bank	5.250%	11/05/12	524,877
500,000	Harley Davidson Funding Corp. (a)	5.250%	12/15/12	517,084
453,000	City National Corp.	5.125%	02/15/13	473,337
250,000	Goldman Sachs Group (a)	8.000%	03/01/13	281,032

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Metropolitan Life Global Funds I (a)	5.125%	04/10/13	$540,785
53,251	CIT Group Inc.	7.000%	05/01/13	50,988
500,000	Fifth Third Bancorp	6.250%	05/01/13	543,985
500,000	Genworth Life Financial Inc. (a)	5.875%	05/03/13	516,970
500,000	Protective Life Corp.	4.300%	06/01/13	509,644
250,000	Allstate Corp.	7.500%	06/15/13	285,033
500,000	Harleysville Group	5.750%	07/15/13	492,105
485,000	Jefferson-Pilot Corp.	4.750%	01/30/14	501,010
415,000	Liberty Mutual Group Inc. (a)	5.750%	03/15/14	431,513
79,877	CIT Group Inc.	7.000%	05/01/14	75,284
500,000	GATX Corp.	8.750%	05/15/14	589,011
500,000	Genworth Life Financial Inc.	5.750%	06/15/14	499,575
500,000	Citigroup Inc.	5.000%	09/15/14	500,100
500,000	Regions Financial Corp. Sr. Notes	7.750%	11/10/14	527,468
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	483,392
500,000	American General Finance Corp.	6.000%	12/15/14	389,650
500,000	Principal Life Global (a)	5.050%	03/15/15	512,820
79,877	CIT Group Inc.	7.000%	05/01/15	73,687
500,000	M&I Marshall & Ilsley Bank	4.850%	06/16/15	464,999
500,000	TCF National Bank	5.500%	02/01/16	484,546
500,000	Key Bank National Association	5.450%	03/03/16	517,546
500,000	Symetra Financial Corp. (a)	6.125%	04/01/16	503,083
133,128	CIT Group Inc.	7.000%	05/01/16	121,479
250,000	Security Benefit Life Insurance (a)	8.750%	05/15/16	218,125
500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	516,671
500,000	Torchmark Corp.	6.375%	06/15/16	523,028
500,000	Western Union Co.	5.930%	10/01/16	561,058

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	National City Bank	5.250%	12/15/16	$525,518
500,000	M&I Marshall & Ilsley Bank	5.000%	01/17/17	458,533
500,000	Citigroup Inc.	5.500%	02/15/17	492,273
500,000	White Mountain Group, Ltd. (a) (b)	6.375%	03/20/17	500,532
186,380	CIT Group Inc.	7.000%	05/01/17	167,742
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	250,755
500,000	Comerica Bank	5.200%	08/22/17	511,886
500,000	Bank of America Corp.	6.000%	09/01/17	526,166
500,000	American Express Bank	6.000%	09/13/17	548,783
250,000	General Motors Acceptance Corp.	7.250%	09/15/17	220,324
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	555,373
500,000	Prudential Financial Inc.	6.000%	12/01/17	534,480
500,000	American General Finance Corp.	6.900%	12/15/17	398,125
500,000	Morgan Stanley	5.950%	12/28/17	506,330
500,000	Goldman Sachs Group	5.950%	01/18/18	519,356
500,000	Wachovia Corp.	5.750%	02/01/18	547,774
500,000	United Health Group, Inc.	6.000%	02/15/18	557,509
250,000	Lincoln National Corp.	7.000%	03/15/18	277,065
500,000	SunTrust Bank	7.250%	03/15/18	547,563
500,000	Morgan Stanley	6.625%	04/01/18	524,067
500,000	General Electric Capital Corp.	6.350%	05/12/18	504,555
500,000	Provident Cos.	7.000%	07/15/18	531,369
500,000	MetLife Inc.	6.817%	08/15/18	565,523
500,000	Associated Banc-Corp	9.250%	10/15/18	511,039
500,000	The Hartford Financial Services Group Inc.	6.000%	01/15/19	504,395
500,000	BB&T Corp.	6.850%	04/30/19	586,024
250,000	Berkley (WR) Corp.	6.150%	08/15/19	255,573

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Protective Life Corp.	7.375%	10/15/19	$542,875
450,000	Compass Bank	5.500%	04/01/20	415,247
537,000	Manufacturers & Traders Trust Co. (c)	5.585%	12/28/20	509,839
500,000	Prudential Financial Inc.	6.000%	02/15/23	490,628
250,000	Household Finance Corp.	5.250%	06/15/23	235,457
500,000	CNA Financial Corp.	7.250%	11/15/23	505,310
500,000	Pacific Life Insurance Co. (a)	7.900%	12/30/23	594,526
250,000	Liberty Mutual Insurance Co. (a)	8.500%	05/15/25	281,036
514,000	Bank of America Corp. (c)	5.375%	06/30/25	509,522
250,000	Provident Cos.	7.250%	03/15/28	254,872
500,000	Farmers Exchange Capital (a)	7.050%	07/15/28	476,935
500,000	Bank of America Corp. (c)	5.500%	03/29/30	498,637
				34,971,411
	INDUSTRIAL 8.3%
250,000	DaimlerChrysler NA Holding Corp.	7.750%	01/18/11	258,288
250,000	Hertz Corp.	7.400%	03/01/11	255,625
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	258,125
200,000	Ford Motor Co.	9.500%	09/15/11	208,000
500,000	Weyerhaeuser Co.	6.750%	03/15/12	540,178
500,000	Valspar Corp.	5.625%	05/01/12	533,748
500,000	Albertsons (SUPERVALU Inc.)	6.820%	07/30/12	475,625
500,000	ALCOA, Inc.	5.375%	01/15/13	518,404
500,000	Cargill, Inc. (a)	5.200%	01/22/13	538,460
250,000	General Motors Corp. (d)	7.125%	07/15/13	74,375
250,000	Willamette Industries	7.125%	07/22/13	267,963
500,000	Ingersoll-Rand Co., Ltd. (b)	6.000%	08/15/13	555,879

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$250,000	Maytag Corp.	5.000%	05/15/15	$255,496
500,000	Fisher Scientific International, Inc.	6.125%	07/01/15	515,000
340,000	Johnson Controls	5.500%	01/15/16	376,860
500,000	International Paper Co.	5.250%	04/01/16	528,395
500,000	SUPERVALU Inc.	8.000%	05/01/16	495,000
500,000	Valspar Corp.	6.050%	05/01/17	541,656
500,000	Broadridge Financial Solutions, Inc.	6.125%	06/01/17	525,820
525,000	Cargill, Inc. (a)	6.000%	11/27/17	601,591
250,000	ServiceMaster Co.	7.100%	03/01/18	210,000
250,000	ConocoPhillips	6.650%	07/15/18	297,739
350,000	PPG Industries	7.400%	08/15/19	419,344
500,000	MASCO Corp.	7.125%	03/15/20	485,493
500,000	Wyeth	6.450%	02/01/24	591,465
865,000	Union Carbide Corp.	7.500%	06/01/25	850,944
500,000	Toro Co.	7.800%	06/15/27	543,992
				11,723,465
	UTILITIES 2.4%
250,000	Xcel Energy Inc.	7.000%	12/01/10	255,893
250,000	TECO Energy Inc.	7.000%	05/01/12	270,477
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	275,510
500,000	CenterPoint Energy, Inc.	5.950%	01/15/14	544,703
500,000	Commonwealth Edison Co.	6.150%	09/15/17	573,877
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	267,398
250,000	South Jersey Gas Co.	7.125%	10/22/18	275,378
250,000	United Utilities PLC (b)	5.375%	02/01/19	254,663

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES (continued)
$250,000	Verizon Communications, Inc.	6.350%	04/01/19	$289,284
500,000	CenturyLink, Inc.	6.150%	09/15/19	489,561
				3,496,744
	TOTAL CORPORATE BONDS			51,247,119
	ASSET BACKED SECURITIES 1.9%
500,000	Delta Air Lines, Inc.	7.570%	05/18/12	506,250
500,000	Delta Air Lines, Inc.	7.111%	03/18/13	516,250
250,000	American Airlines Inc.	7.858%	04/01/13	254,375
159,083	General American Transportation	7.500%	02/28/15	174,256
489,893	Continental Airlines 2009-1 Class A Pass Through Trust	9.000%	07/08/16	526,635
230,838	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	04/19/22	226,452
452,361	Southwest Airlines	6.150%	02/01/24	465,932
				2,670,150
	CONVERTIBLE CORPORATE BOND 0.3%
	INDUSTRIAL 0.3%
500,000	ADC Telecommunications	3.500%	07/15/15	407,500
	TOTAL FIXED INCOME SECURITIES (cost $54,080,084)			$57,373,563
	COMMON STOCKS 57.2%
	BASIC INDUSTRIES 5.9%

65,000	Bemis Co., Inc.	1,755,000
10,000	Ecolab, Inc.	449,100

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Shares	Security Description	Fair Value
COMMON STOCKS (continued)
BASIC INDUSTRIES (continued)

138,000	H.B. Fuller Co.	$2,620,620
117,000	Valspar Corp.	3,524,040
		8,348,760
	CAPITAL GOODS 5.3%
78,000	Graco, Inc.	2,198,820
73,000	MTS Systems Corp.	2,117,000
98,000	Pentair, Inc.	3,155,600
		7,471,420
	CONSUMER CYCLICAL 2.8%
4,000	Briggs & Stratton Corp.	68,080
15,000	Genuine Parts Co.	591,750
70,000	Home Depot, Inc.	1,964,900
30,000	Sturm, Ruger & Co., Inc.	429,900
20,000	Toro Co.	982,400
		4,037,030
	CONSUMER STAPLE 5.2%
66,000	General Mills, Inc.	2,344,320
59,000	Hormel Foods Corp.	2,388,320
26,000	Kimberly-Clark Corp.	1,576,380
25,000	SUPERVALU Inc.	271,000
15,000	The Hershey Co.	718,950
		7,298,970
	DIVERSIFIED 4.5%
60,000	3M Co.	4,739,400
115,000	General Electric Co.	1,658,300
		6,397,700

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Shares	Security Description	Fair Value
COMMON STOCKS (continued)
ENERGY 6.3%

33,000	BP p.l.c. ADR (b) (e)	$953,040
50,000	ConocoPhillips	2,454,500
35,000	Exxon Mobil Corp.	1,997,450
25,000	Murphy Oil Corp.	1,238,750
40,000	Schlumberger, Ltd. (b)	2,213,600
		8,857,340
	FINANCIAL 10.2%
25,000	American Express Co.	992,500
56,000	Associated Banc-Corp.	686,560
54,999	Bank of America Corp.	790,336
51,000	JPMorgan Chase & Co.	1,867,110
20,000	Lincoln National Corp.	485,800
86,000	Principal Financial Group	2,015,840
80,000	TCF Financial Corp.	1,328,800
33,000	The Travelers Cos., Inc.	1,625,250
82,000	U.S. Bancorp	1,832,700
110,000	Wells Fargo & Co.	2,816,000
		14,440,896
	HEALTH CARE 7.2%
78,000	Baxter International Inc.	3,169,920
50,000	Bristol-Myers Squibb Co.	1,247,000
55,000	Eli Lilly & Co.	1,842,500
35,000	Johnson & Johnson	2,067,100
125,000	Pfizer Inc.	1,782,500
		10,109,020
	INDUSTRIAL 0.5%
20,000	Ingersoll-Rand Co., Ltd. (b)	689,800

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2010

Shares	Security Description	Fair Value
COMMON STOCKS (continued)
TECHNOLOGY 6.6%

70,000	Corning Inc.	$1,130,500
88,000	Emerson Electric Co.	3,844,720
75,000	Honeywell International Inc.	2,927,250
12,000	International Business Machines Corp.	1,481,760
		9,384,230
	TRANSPORTATION 2.1%
52,000	United Parcel Service, Inc., Class B	2,958,280
	UTILITIES 0.6%
40,000	Xcel Energy Inc.	824,400
	TOTAL COMMON STOCKS	$80,817,846
	(cost $64,103,059)
	SHORT-TERM INVESTMENTS 2.3%
3,196,945	First American Prime Obligations Fund, Class Z, 0.09% (f) (cost $3,196,945)	$3,196,945
	TOTAL INVESTMENTS 100.1% (cost $121,380,088)	$141,388,354
	OTHER ASSETS AND LIABILITIES (NET) (0.1)%	(152,716)
	TOTAL NET ASSETS 100.0%	$141,235,638

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Directors. As of June 30, 2010, these securities represented $7,542,128 or 5.3% of total net assets.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2010, these securities represented $5,167,514 or 3.7% of total net assets.

(c)  Step Bond – Security for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2010.

(d)  Non-income producing – Issuer is in default.

(e)  American Depository Receipt.

(f)  The rate quoted is the annualized seven-day effective yield as of June 30, 2010.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)  June 30, 2010

ASSETS
Investments, at fair value (cost $121,380,088) (Note 1)	$141,388,354
Cash	1,400
Receivable for Fund shares sold	129,488
Dividends and interest receivable	955,413
142,474,655
LIABILITIES
Payable for Fund shares redeemed	163,284
Payable for securities purchased	936,951
Accrued investment management fees (Note 2)	71,446
Accrued Fund administration fees (Note 2)	3,870
Accrued expenses and other liabilities	63,466
1,239,017
NET ASSETS	$141,235,638
NET ASSETS CONSIST OF
Portfolio capital	$121,202,101
Undistributed net investment income	(470)
Undistributed net realized gain on investments	25,741
Net unrealized appreciation of investments	20,008,266
TOTAL NET ASSETS	$141,235,638
Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,566,409
Net asset value per share	$55.03

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2010

INVESTMENT INCOME
Income:
Dividends	$1,015,856
Interest	1,835,125
TOTAL INCOME		$2,850,981
Expenses:
Investment management fees (Note 2)	428,486
Fund administration fees (Note 2)	6,805
Fund accounting	32,780
Directors' compensation (Note 2)	4,662
Transfer agent fees	27,608
Custodian fees	9,851
Legal and audit fees	33,743
Other expenses	42,026
TOTAL EXPENSES		585,961
NET INVESTMENT INCOME		2,265,020
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	25,741
Net change in unrealized appreciation/depreciation of investments	(2,298,084)
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		(2,272,343)
NET DECREASE IN NET ASSETS FROM OPERATIONS		$(7,323)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
OPERATIONS
Net investment income	$2,265,020	$4,277,174
Net realized gain on investments sold	25,741	263,553
Net change in unrealized appreciation/depreciation of investments	(2,298,084)	18,422,336
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(7,323)	22,963,063
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,265,490)	(4,301,445)
Net realized gain on investments sold	-	(266,281)
Return of capital	-	(68,833)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,265,490)	(4,636,559)
CAPITAL TRANSACTIONS
Proceeds from shares sold	13,254,365	17,787,320
Contribution from Adviser (Note 2)	161,030	-
Reinvestment of distributions from net investment income and net realized gains	2,061,673	4,233,737
Cost of shares redeemed	(8,372,486)	(11,933,037)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	7,104,582	10,088,020
TOTAL INCREASE IN NET ASSETS	4,831,769	28,414,524
NET ASSETS
Beginning of period	136,403,869	107,989,345
End of period (including undistributed net investment income of $(470) and $0, respectively)	$141,235,638	$136,403,869
FUND SHARE TRANSACTIONS
Shares sold	229,486	349,143
Shares issued for reinvested distributions	36,217	83,726
Shares redeemed	(145,414)	(246,159)
NET INCREASE IN FUND SHARES	120,289	186,710

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2010

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold. As of June 30, 2010, no securities in the Fund were valued using this method.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2010

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2010:

Security Classification (a)	Level 1	Level 2	Level 3
Common Stocks	$80,817,846	$-	$-
Short-term Investments	3,196,945	-	-
Fixed Income Securities	-	57,373,563	-
Total	$84,014,791	$57,373,563	$-

(a) For detail of common stocks and fixed income securities by major industry classification, please refer to the Schedule of Investments.

There were no transfers between level one and level two securities.

In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements effective for fiscal years and interim periods beginning after December 15, 2010. Management expects that adoption of this guidance will have no impact on the Fund's net assets or results of operations.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2010

Note 1 – Organization and Significant Accounting Policies (continued)

interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Generally, tax authorities can examine all tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. computed at an annual rate of 0.60% of daily net assets. The fund administration fee paid to Mairs and Power, Inc. was computed at an annual rate of 0.00375% of daily net assets. For the six months ended June 30, 2010, the Fund

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2010

Note 2 – Related-Party Transactions (continued)

incurred $2,678 in administration fees from Mairs and Power, Inc. and as of June 30, 2010, had an accrued liability of $447 for administration fees payable to Mairs and Power, Inc.

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Contribution from Adviser

On May 21, 2010, the Fund received a contribution from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The amount of the contribution, as disclosed in the Statement of Changes in Net Assets, was $161,030 or $0.06 per share based upon shares outstanding as of May 21, 2010.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The Fund's tax basis net realized gains (losses) are determined only at the end of each fiscal year. As a result, no reclassifications were made as of June 30, 2010.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2010

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

The tax character of distributions paid during the six months ended June 30, 2010 and the fiscal year ended December 31, 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$2,265,490	$4,380,584
Long-term capital gains	-	187,142
Return of capital	-	68,833
	$2,265,490	$4,636,559

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2009.

At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$113,819,325
Gross unrealized appreciation	$31,260,917
Gross unrealized depreciation	(8,954,567)
Net unrealized appreciation	$22,306,350
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Total accumulated earnings	$22,306,350

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2010, aggregated $11,414,367 and $2,294,196, respectively. Purchases and sales of government securities during the six months ended June 30, 2010 aggregated $1,499,500 and $2,000,000, respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Six months ended		Year Ended December 31
	06/30/10 (1)		2009	2008	2007	2006	2005
	(unaudited)
Per share
Net asset value, beginning of period	$55.76		$47.80	$63.19	$63.06	$58.42	$57.66
Income from investment operations:
Net investment income	0.90		1.88	1.98	1.89	1.81	1.59
Net realized and unrealized gain (loss)	(0.79)		8.08	(15.12)	0.82	5.20	0.95
Total from investment operations	0.11		9.96	(13.14)	2.71	7.01	2.54
Distributions to shareholders from:
Net investment income	(0.90)		(1.86)	(1.98)	(1.89)	(1.81)	(1.59)
Net realized gains on investments sold	-		(0.11)	(0.27)	(0.69)	(0.56)	(0.19)
Return of capital	-		(0.03)	-	-	-	-
Total distributions	(0.90)		(2.00)	(2.25)	(2.58)	(2.37)	(1.78)
Contribution from Adviser (Note 2)	0.06		-	-	-	-	-
Net asset value, end of period	$55.03		$55.76	$47.80	$63.19	$63.06	$58.42
Total investment return	0.26	%(2)	21.35%	(21.12)%	4.28%	12.10%	4.47%
Net asset value, end of period, in thousands	$141,236		$136,404	$107,989	$145,644	$141,224	$117,947
Ratios/supplemental data:
Ratio of expenses to average net assets	0.82%		0.83%	0.80%	0.77%	0.79%	0.84%
Ratio of net investment income to average net assets	3.17		3.73	3.45	2.92	2.97	2.84
Portfolio turnover rate	3.11		18.92	17.31	9.07	6.86	13.49

(1)  For the six months ended June 30, 2010, all ratios have been annualized except total investment return and portfolio turnover.

(2)  For the six months ended June 30, 2010, 0.11% of the Fund's total return was a result of a contribution as described in Note 2 to the financial statements from the Adviser related to prospect services and other expenses paid by the Fund. Excluding the contribution, total investment return would have been 0.15%.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the period January 1, 2010 through June 30, 2010 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2010	Ending Account Value 06/30/2010	Expenses Paid During Period *
Actual return	$1,000.00	$1,002.60	$4.07
Hypothetical assumed 5% return	$1,000.00	$1,020.73	$4.11

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.82%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Fund's semi-annual and annual reports to shareholders, which is available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund's Board of Directors (the Directors) unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 18, 2010.

In preparation for the May 18, 2010 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager. The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of the Manager being present. In reaching their decision to renew the Fund's Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant. Each of these relevant factors and the conclusions reached by the Directors with respect to these factors that helped form the basis for the decision to renew the Advisory Contract with the Manager will be discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar and with three securities indices – the Dow Jones Industrial Average, the S&P 500 and Barclays Capital Government/Credit – and one composite benchmark (60% S&P 500 and 40% Barclays Capital Gov't./Credit). In addition to the materials received by the Directors before the May 18, 2010 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year. At the May 18, 2010 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the meeting. Based upon their review, the Directors concluded that the Fund's investment performance has been in the upper tier of Morningstar's peer group of mutual funds with similar investment objectives over all four of those time periods, has exceeded the composite benchmark over each period, and has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund's management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager. The management fee paid to the Fund Manager of 60 basis points (0.6 of 1%) is below average for mutual fund managers generally and is in line with the average for actively managed mutual funds in Morningstar's peer group and for a group of competitive funds identified by the Manager. Additionally, the Directors noted that the Balanced Fund's total expense ratio of 0.83% at December 31, 2009 is lower than the average total expense ratio of actively managed funds in its Morningstar peer group as well as the group of competitive funds identified by the Manager.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates payable by the Manager's Advisory clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager's larger Advisory Clients, many of which are institutional clients, fall into this latter category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with the scope of those it provides to the Fund. The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund on most trading days of the year. Other differences include the fact that the Manager provides the Fund with office facilities and Fund Officers. Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager's Advisory Clients.

With respect to the quality and extent of the Manager's services provided to the Fund, the solid investment performance record over the most recent 1, 3, 5 and 10 year periods stands out, along with the Fund's "B" Morningstar rating for stewardship (most recent rating available). The Directors also took into account the Manager's on-going response to regulatory compliance requirements under Rule 38a-1, along with a satisfactory annual review of the Compliance Program which was completed on October 31, 2009 and presented to the Directors at the December 15, 2009 Board Meeting, and the Manager's response to a material compliance matter that arose after that date. The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund's management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three calendar years (the Manager changed to a December 31 fiscal year from a June 30 fiscal year effective December 31, 2007). The information addressed the Manager's overall profitability and also broke it down between the Manager's advisory business and the Manager's mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund. The Directors reviewed the Manager's assumptions and methods of allocation used. The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations. The Directors believe that the Manager

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

should be entitled to earn a reasonable level of profits for the services it provides to the Fund. Based on their overall review, the Directors concluded that the Manager's level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors considered that the Manager's advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund's purchases and sales of securities. The Directors received and reviewed information concerning the Fund's Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services. The Directors reviewed the Fund data for the one-year period ending March 31, 2010 showing the dollar amount of commissions allocated among broker/dealers used by the Manager to pay for Fund brokerage services and proprietary research. Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year. The Directors recognized that the profitability of the Manager's advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund's brokerage activity. While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is fairly modest, particularly given the Fund's low portfolio turnover rate. The Directors noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points (0.6 of 1%) which the Manager has been paid for more than twenty-five years has always been towards the low end of the mutual fund advisory management fee range. The Manager's approach has been to keep costs to the Fund as low as reasonably possible, including the cost of management fees. At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business. The Manager acknowledges that it is difficult to pinpoint the economies of scale to be realized in any mutual fund, particularly in one the relatively small size of the Mairs and Power Balanced Fund. A number of larger mutual funds have established one or more breakpoints whereby the management fee rate is reduced above specified asset levels. The Manager believes, and the Directors concur, that the consideration of establishing a breakpoint at some asset level would be an appropriate way for the Manager to share its economies of scale in the event that the Balanced Fund were to grow its assets substantially. However, at the current level of assets and considering that the management fee is towards the low end of what other mutual fund managers charge, the Directors concluded that the absence of breakpoints in the Fund's management fee is reasonable at this time.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. If you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY (unaudited)

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence, or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders, and are not permitted to share or use this information for any other purpose. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We will not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of such financial intermediary governs how nonpublic personal information would be shared with nonaffiliated third parties.

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MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Ronald L. Kaliebe, Vice President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable to semi-annual report.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.  Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

Not applicable to registrant.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President

Date	09/03/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels
(Principal Executive Officer)

Date	09/03/2010

By (Signature and Title)*	/s/ Lisa J. Hartzell
Lisa J. Hartzell
(Principal Financial Officer)

Date	09/03/2010

* Print the name and title of each signing officer under his or her signature.

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